ABERDEEN FUNDS

Aberdeen Global Fixed Income Fund

(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated February 29, 2016, as amended and restated on March 9, 2016 (the “Summary Prospectus”) and the Fund’s Prospectus dated February 29, 2016, as amended March 9, 2016 and supplemented to date (the “Prospectus”)

On June 15, 2016, the Board of Trustees of Aberdeen Funds (the “Trust”) approved a change in the name of the Fund to the Aberdeen Global Unconstrained Fixed Income Fund and approved a change in the Fund’s investment objective and principal investment strategies, as set forth below, such changes to take effect as of  the date of effectiveness of an amendment to the Trust’s registration statement, which is anticipated to be on or about August 15, 2016 (the “Effective Date”). In connection therewith, Fund management has determined to make certain changes to the Fund’s portfolio management team and the benchmark index against which the Fund compares its performance. Regarding the changes to the principal investment strategies set forth below, the portfolio management team intends to invest more heavily in corporate bonds and across the credit spectrum, and may invest more heavily in securities rated BBB and lower. The portfolio management team expects to transition the portfolio holdings over time as the team identifies investment opportunities and in order to mitigate transaction costs; however, the Fund expects to experience a higher than normal portfolio turnover rate during this period, which may result in higher transaction costs and realized capital gains or losses impacting taxable investors. Shareholders will receive an amended and restated summary prospectus for the Aberdeen Global Unconstrained Fixed Income Fund following the Effective Date.

On the Effective Date, all references to “Aberdeen Global Fixed Income Fund” in the Summary Prospectus and Prospectus will be changed to “Aberdeen Global Unconstrained Fixed Income Fund.”

On the Effective Date, the following will replace the paragraph under the section entitled “Objective” in the Summary Prospectus on page 1 and the section entitled “Summary — Aberdeen Global Fixed Income Fund — Objective” in the Prospectus on page 90:

The Aberdeen Global Unconstrained Fixed Income Fund (formerly, Aberdeen Global Fixed Income Fund) (the “Global Unconstrained Fixed Income Fund” or the “Fund”) seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income and capital appreciation.

On the Effective Date, the following will replace the paragraphs under the section entitled “Principal Strategies” in the Summary Prospectus beginning on page 2 and the section entitled “Summary — Aberdeen Global Fixed Income Fund — Principal Strategies” in the Prospectus beginning on page 91:

As an “unconstrained” fund, the Global Unconstrained Fixed Income Fund has the flexibility to invest in all fixed income asset classes across varying sectors, maturities and credit qualities. The Fund may also invest in derivative instruments to hedge currency, credit and interest rate exposure and for speculative purposes. As a non-fundamental policy, under normal market conditions, the Global Unconstrained Fixed Income Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in fixed income securities of issuers located in a number of countries throughout the world, which may include the U.S. If the Global Unconstrained Fixed Income Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Global Unconstrained Fixed Income Fund.

Under normal market conditions, the Fund will invest significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in non-U.S. issuers.  A company is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria: the company

•                  is organized under the laws of or has its principal place of business in a country outside the U.S.;

•                  has its principal securities trading market in a country outside the U.S.;

•                  alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.; and/or

•                  issues securities denominated in the currency of a country outside the U.S.

Under normal market conditions, the Fund invests in securities from at least three different countries.  There is no limit on the Fund’s ability to invest in emerging market countries.

The Fund may invest in holdings of any maturity and does not attempt to maintain any particular weighted average maturity.  The Fund also has no stated average portfolio duration range, and its average portfolio duration may be long or short.  Duration is a measure used to determine the sensitivity of a security’s price to interest rate changes.  The longer a security’s duration, the more sensitive it will be to interest rates.

The investment team seeks to achieve the Fund’s investment objective through various market environments by managing portfolio duration, credit risk and volatility.  The investment team bases its investment decisions on fundamental factors, including economic, market and currency trends and credit quality. The Fund may purchase securities denominated in foreign currencies or in U.S. Dollars. The investment team intends to seek to enhance return by managing currency exposure, involving primarily hedging transactions but also speculating in comparative changes in currency exchange rates.

The Fund may invest in all types of fixed income asset classes, including, but not limited to:

•                  corporate bonds, debentures and notes;

•                  convertible debt securities;

•                  preferred stocks;

•                  government securities;

•                  municipal and other government-related securities;

•                  mortgage-backed and other asset-backed securities;

•                  variable and floating rate instruments;

•                  private placements including securities issued under Rule 144A and/or Regulation S (“Regulation S Securities”); and

•                  repurchase agreements involving portfolio securities.

The Fund may also invest in money market instruments or hold cash to the extent deemed advisable by the Adviser in seeking to achieve the Fund’s investment objective.

The Fund may invest up to:

•                  50% of net assets in fixed income securities rated below investment grade (junk bonds);

•                  40% of assets in securities of issuers located in any single foreign country;

•                  25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions; and

•                  20% of net assets in equity securities, including common stocks, warrants and rights.

Fixed income securities are considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), Standard & Poor’s Rating Services (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality.  In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the lowest rating category received from an NRSRO.

In pursuing its investment strategies, the Fund also intends to invest in financial derivative instruments. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or economic measure. In general, these financial derivative instruments include, but are not limited to, futures, options, swaps (including, but not limited to, credit and credit-default, interest rate and inflation swaps and options on swaps (commonly referred to as swaptions)), forward foreign currency exchange contracts and options, and credit linked notes.  The Fund is permitted to write credit default swaps.  The Fund intends to primarily purchase and sell forward foreign currency exchange contracts, interest rate futures and swaps and credit default swaps. The Fund may use these derivative techniques for a wide variety of purposes, including, but not limited to, the following:

•                  to manage the Fund’s interest rate, credit and currency exposure;

•                  as a substitute for taking a position in the underlying asset (where the Adviser feels that a derivative exposure to the underlying asset represents better value than a direct exposure);

•                  to gain an exposure to the composition and performance of a particular index (provided always that the Fund may not have an indirect exposure through an index to an instrument or currency to which it could not have direct exposure);

•                  as a hedging strategy;

•                  to seek to increase total returns (which is considered a speculative practice); and

•                  to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

To the extent that the Fund invests in derivatives with an underlying asset that meets the 80% policy, the market value of the derivative would be included to meet the 80% minimum.  Derivative strategies involve risks which are further detailed in Principal Risks: Derivatives Risk.

The Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

On the Effective Date, the following risk factors will be added in alphabetical order in and the disclosure for “Bank Loan Risk” will be removed from the section entitled “Principal Risks” in the Summary Prospectus beginning on page 3 and the section entitled “Summary — Aberdeen Global Fixed Income Fund — Principal Risks” in the Prospectus beginning on page 92:

Call and Redemption Risk — Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Corporate Bonds — Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector is represented by a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

On the Effective Date, the risks factors entitled “Sovereign Debt Risk”, “Foreign Securities Risk” and “Interest Rate Risk” in the section entitled “Principal Risks” in the Summary Prospectus beginning on page 3 and the section entitled “Summary — Aberdeen Global Fixed Income Fund — Principal Risks” in the Prospectus beginning on page 92 will be replaced with the following:

Foreign Government Securities Risk — Debt securities issued by foreign governments are often supported by the full faith and credit of the foreign governments. These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments. The issuer of foreign government securities may be unwilling or unable to pay interest or repay principal when due. A government entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by a number of political, economic, financial and other factors. A Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Interest Rate Risk — The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.  In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

On the Effective Date, the first two paragraphs under the section entitled “Performance” in the Summary Prospectus beginning on page 5 and the section entitled “Summary — Aberdeen Global Fixed Income Fund — Performance” in the Prospectus on page 95 will be replaced with the following:

The bar chart and table below can help you evaluate potential risks of the Global Unconstrained Fixed Income Fund. The bar chart shows how the Fund’s annual total returns for Institutional Service Class have varied from year to year. The returns in the table reflect the maximum sales charge for Class A. The table compares the Fund’s average annual total returns to the returns of the BofA Merrill Lynch 3-Month US Treasury Note Index and the Barclays Global Aggregate Bond Index, each a broad-based securities index. Effective August 15, 2016, the BofA Merrill Lynch 3-Month US Treasury Note Index replaced the Barclays Global Aggregate Bond Index as the Fund’s benchmark index in connection with the change in the Fund’s investment objective and strategy.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The Fund changed its investment strategy effective August 15, 2016.  Performance information for periods prior to August 15, 2016 does not reflect the current investment strategy.  In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Fixed Income Fund to Aberdeen Global Unconstrained Fixed Income Fund.  The returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategy on August 15, 2016.

On the Effective Date, the following will be added  above the last row in the table “Average Annual Total Returns as of December 31, 2015”  in the Summary Prospectus on page 5 and the section entitled “Summary — Aberdeen Global Fixed Income Fund — Performance” in the Prospectus on page 96:

	1 Year	5 Years	10 Years
BofA Merrill Lynch 3-Month US Treasury Note Index (reflects no deduction for fees, expenses or taxes)	0.08%	0.21%	0.43%

On the Effective Date, the table under the section entitled “Portfolio Managers” in the Summary Prospectus beginning on page 6 and the section entitled “Summary — Aberdeen Global Fixed Income Fund — Portfolio Managers” in the Prospectus on page 96 will be replaced with the following:

Name	Title	Served on the Fund Since
Oliver Boulind, CFA®	Head of Global Fixed Income	2009
József Szabó, CFA®	Head of Global Macro	2012
Richard Smith, CFA®	Senior Investment Manager, Global Credit	2009
Maximilien Macmillan	Investment Manager, Global Credit	2016
James Athey	Investment Manager, Global Macro	2012

On the Effective Date, the information with respect to Emma Jack and Neil Moriarty in the table under the section entitled “Fund Management — Portfolio Management — Aberdeen Global Fixed Income Fund, Aberdeen Tax-Free Income Fund and Aberdeen Ultra-Short Duration Bond Fund” in the Prospectus on page 193 with respect to the Fund will be replaced with the following:

Portfolio Manager

Maximilien Macmillan, Investment Manager, Global Credit

Maximilien Macmillan is an Investment Manager on the Global Fixed Income team, focusing on asset allocation. He joined Aberdeen in 2012, working in London with the Global Macro and Emerging Market Debt teams, before spending three years in Sydney managing interest rate and foreign currency exchange risk with the Aberdeen’s Australian fixed income team. Previously, he gained experience working in mergers and acquisitions and debt capital markets at J.P. Morgan in Paris and

London.  Max holds postgraduate degrees from Cambridge University and Sciences Po Paris earned in Economics (GDip, Distinction) and Finance and Strategy (Masters, Cum Laude), respectively, as well as an undergraduate degree in Physics and Philosophy from Kings College London (BSc, 1st Class Honours).

James Athey, Investment Manager, Global Macro

James Athey is an Investment Manager on the Global Macro Team. James joined Aberdeen in 2001 through Aberdeen’s Graduate Recruitment Programme. James graduated with a BSc (Hons) in Business Economics and Finance and an MSc in IT from Loughborough University.

Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.

This Supplement is dated June 16, 2016.

ABERDEEN FUNDS

Aberdeen Global Fixed Income Fund

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information dated February 29, 2016, as amended March 9, 2016 (the “SAI”)

On June 15, 2016, the Board of Trustees of Aberdeen Funds (the “Trust”) approved a change in the name of the Fund to the Aberdeen Global Unconstrained Fixed Income Fund and approved a change in the Fund’s investment objective and principal investment strategies, effective August 15, 2016 or the date of effectiveness of an amendment to the Trust’s registration statement, whichever is later (the “Effective Date”).

On the Effective Date, all references to “Aberdeen Global Fixed Income Fund” in the SAI will be changed to “Aberdeen Global Unconstrained Fixed Income Fund.”

Please retain this Supplement for future reference.

This Supplement is dated June 16, 2016.